SUPPLEMENT DATED MAY 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2002
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                                   VIACOM INC.

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE VIACOM INC. GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 11 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE VIACOM INC. GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

o ACTIVE SALARIED EMPLOYEES of Viacom Inc. ("Viacom") who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

SPOUSES who are also employees of Viacom may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

See the APPLICANT OWNER PROVISION section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the employee.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

CHILDREN of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

o A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

o At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

o Children who are also employees of Viacom may not be covered both as an employee and a dependent. If both parents are employees of Viacom, a child may be covered by only one parent.

IS THERE A LIMITED ENROLLMENT PERIOD?

Yes, an eligible employee had to enroll during the 2002 Benefits Enrollment Period in order to insure for Group Variable Universal Life Insurance coverage.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY A PARTICIPANT BUY?

EMPLOYEE GROUP VARIABLE UNIVERSAL LIFE COVERAGE: A Participant may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000. The calculated Face Amount will always be rounded up to the next $1,000 if not already a multiple of that amount.

SPOUSE GROUP VARIABLE UNIVERSAL LIFE COVERAGE: A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to the lesser of four times the employee's Annual Benefits Base Salary or $250,000.

DEPENDENT CHILDREN: A Participant may elect, subject to State limitations, Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

FOR A PARTICIPANT WHO IS AN EMPLOYEE: During the 2002 benefits enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. Once enrolled, however, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home.

FOR A DEPENDENT SPOUSE: Evidence of good health will be required for any spouse coverage that exceeds $30,000. Special rules applied during the 2002 Benefits Enrollment period. Once enrolled, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health.

CAN I INCREASE MY COVERAGE AMOUNT?

Yes. You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential as noted in the section WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH? above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

WILL MY FACE AMOUNT EVER DECREASE?

Generally, your Face Amount will not decrease unless you request a decrease from Prudential. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

See the CHANGES IN FACE AMOUNT AND TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

DOES THE COVERAGE HAVE EXCLUSIONS?

No.

WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

For active employees and their dependents, Viacom will send routine premium payments to Prudential by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who choose Portable coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

FRANKLIN(R) TEMPLETON(R) VARIABLE INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)

TEMPLETON FOREIGN SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL SECURITIES
FUND): The investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in foreign securities, including those in emerging markets.

JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

LAZARD RETIREMENT SERIES, INC.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

T. ROWE PRICE EQUITY SERIES, INC.

EQUITY INCOME PORTFOLIO: The investment objective of the portfolio is to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH: The investment objective of the portfolio is to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.


Fund Fees and Expenses

===========================================================================================================
                                              Investment                             Total       Actual
                                              Management     12b-1      Other       Annual       Annual
                   Funds                         Fee         Fees     Expenses     Expenses     Expenses*
-----------------------------------------------------------------------------------------------------------
 Prudential Series Fund,  Inc.
 (Class I Shares)
   Diversified Bond Portfolio                   0.40%        0.00%      0.04%        0.44%        0.44%
   Equity Portfolio                             0.45%        0.00%      0.04%        0.49%        0.49%
   Flexible Managed Portfolio                   0.60%        0.00%      0.04%        0.64%        0.64%
   Global Portfolio                             0.75%        0.00%      0.09%        0.84%        0.84%
   Money Market Portfolio                       0.40%        0.00%      0.03%        0.43%        0.43%
   Stock Index Portfolio                        0.35%        0.00%      0.04%        0.39%        0.39%
-----------------------------------------------------------------------------------------------------------

 Franklin Templeton Variable
 Insurance Products Trust
 (Class 2 Shares)
   Templeton Foreign Securities Fund
     (formerly Templeton International
     Securities Fund) (1) (2)                   0.69%        0.25%      0.22%        1.16%        1.15%
-----------------------------------------------------------------------------------------------------------

 Janus Aspen Series
 (Institutional Shares)
   Growth Portfolio                             0.65%        0.00%      0.01%        0.66%        0.66%
-----------------------------------------------------------------------------------------------------------

 Lazard Retirement Series, Inc.
   Small Cap Portfolio (3)                      0.75%        0.25%      0.67%        1.67%        1.25%
-----------------------------------------------------------------------------------------------------------

 T. Rowe Price Variable Funds
   Equity Income Portfolio (4)                  0.85%        0.00%      0.00%        0.85%        0.85%
   New America Growth Portfolio (4)             0.85%        0.00%      0.00%        0.85%        0.85%
===========================================================================================================


*THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS, REIMBURSEMENT OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION REGARDING SPECIFIC FEE WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER TO THE INDIVIDUAL FUND PROSPECTUSES.
================================================================================


(1) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(2) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without the management fee reduction, the Fund's total annual expenses would have been 1.16%.

(3) Effective January 1, 2002, the Investment Adviser agreed to waive its fees and/or reimburse the Portfolios through December 31, 2002 to the extent that the Portfolio's average daily net assets exceed 1.25%.

(4) Management fees include the ordinary, recurring operating expenses of the Portfolio.

FUND ADVISERS

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential

Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the Diversified Bond, Flexible Managed, Money Market, and Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global Portfolio. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for the Templeton Foreign Securities Fund. TIC has offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394.

Janus Capital Management LLLC ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co., a New York limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard's business address is 30 Rockefeller Plaza, New York, New York 10112.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment manager for the above-mentioned T. Rowe Price portfolio. T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

CHANGES IN PERSONAL STATUS

CAN I CONTINUE COVERAGE WHEN I TERMINATE EMPLOYMENT OR BECOME DISABLED?

o Yes, you may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

o If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the How Prudential Issues Certificates section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either Viacom or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Viacom replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If Viacom DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o If Viacom DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

o You may continue your plan regardless of whether Viacom replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the Viacom Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.97% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.62%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

     For Viacom the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES and EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that we may charge under the Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any changes. If we change the charges during a year, we will send you a notice of the change.

Illustration Of Cash Surrender Values and Death Benefits

On the next several pages, we show you two examples of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several assumptions about the age of the Participant, the amount of insurance, and the rules of the Viacom Inc. Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000.

     o The Participant makes a $75 premium payment on the first day of each month, for a total of $900 over the course of each year.

ILLUSTRATION #1

In Illustration #1, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made. Accordingly, we assumed the following charges:

     o The charge deducted from each premium payment for taxes on premium payments is 1.97%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     o Prudential deducts a sales charge equal to 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2 from each premium payment.

     o Each month, Prudential deducts a $6 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o Prudential deducts cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioners Standard Ordinary Mortality Table Male, Age Last Birthday (the "1980 CSO")).

     o Prudential deducts a surrender charge equal to the lesser of $20 and 2% of the amount surrendered.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assume that the CURRENT CHARGES for an active participant would be made for as long as the Certificate is in effect.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 1.97%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o Each month, Prudential deducts a $3 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o Prudential deducts the current non-smoker cost of insurance charge under the Viacom Inc. Group Contract.

     o    Prudential does not deduct a surrender charge.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 11 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance - or "investment return"--of the Funds. The three different assumptions are:

     o    Gross annual rate of return is 0%

     o    Gross annual rate of return is 4.5%

     o    Gross annual rate of return is 9%

These three assumptions are used only to show how the Cash Surrender Value and Death Benefit change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

     o    The first column shows the CERTIFICATE YEAR.

     o The second column shows the PARTICIPANT'S AGE at the end of each CERTIFICATE YEAR.

     o    The third column shows the ANNUAL PREMIUM OUTLAY for each CERTIFICATE
          YEAR.

     o The fourth column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

     o The last three columns show what the Death Benefit would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

     o    Both "gross" and "net" investments returns are shown.

     o "Gross" investment return reflects the combined effect of both incomes on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

          o Fund investment management fees and other expenses were assumed to equal 0.73% per year, which was the average Fund expense in 2001.

          o For Illustration #1, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.63%, 2.87%, and 7.37%.

          o For Illustration #2, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #2, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.18%, 3.32%, and 7.82%.

     o The Cash Surrender Values and Death Benefits are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

CASH SURRENDER VALUES AND DEATH BENEFITS WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                           ILLUSTRATION #1

                                                             VIACOM INC.
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40

              ASSUME TOTAL MONTHLY CONTRIBUTION OF $75.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                         THIS ILLUSTRATION USES MAXIMUM CONTRACTUAL CHARGES.

                                                      Cash Surrender Value (1)                Death Benefits (1)
                                              --------------------------------------- ----------------------------------------
                                              Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                                                 Annual Investment Return of               Annual Investment Return of
  End of            Annual       Premiums     --------------------------------------- ----------------------------------------
Certificate         Premium    Accumulated     0.0% Gross    4.5% Gross   9.0% Gross   0.0% Gross   4.5% Gross     9.0% Gross
   Year        Age  Outlay   at 4% per year   (-1.63% Net)  (2.87% Net)  (7.37% Net)  (-1.63% Net)  (2.87% Net)    (7.37% Net)
-----------    ---  ------   --------------   ------------  -----------  -----------  ------------  -----------    -----------
    1          41   $900           $919           $273          $280         $287       $100,279      $100,286       $100,293
    2          42   $900         $1,876           $503          $528         $554       $100,513      $100,539       $100,565
    3          43   $900         $2,870           $687          $740         $796       $100,701      $100,755       $100,812
    4          44   $900         $3,904           $822          $911       $1,008       $100,838      $100,929       $101,028
    5          45   $900         $4,980           $905        $1,037       $1,187       $100,923      $101,057       $101,207
    6          46   $900         $6,098           $933        $1,112       $1,322       $100,952      $101,132       $101,342
    7          47   $900         $7,262           $905        $1,132       $1,407       $100,924      $101,152       $101,427
    8          48   $900         $8,471           $818        $1,089       $1,435       $100,835      $101,109       $101,455
    9          49   $900         $9,730           $667          $977       $1,395       $100,681      $100,997       $101,415
   10          50   $900        $11,038           $449          $792       $1,277       $100,458      $100,808       $101,297
   15          55   $900        $18,409             $0 (2)        $0 (2)       $0 (2)         $0 (2)        $0 (2)         $0 (2)
   20          60   $900        $27,377             $0            $0           $0             $0            $0             $0
   25          65   $900        $38,289             $0            $0           $0             $0            $0             $0
   30          70   $900        $51,564             $0            $0           $0             $0            $0             $0
   35          75   $900        $67,715             $0            $0           $0             $0            $0             $0
   40          80   $900        $87,365             $0            $0           $0             $0            $0             $0
   45          85   $900       $111,272             $0            $0           $0             $0            $0             $0
   46          86   $900       $116,643             $0            $0           $0             $0            $0             $0
   47          87   $900       $122,228             $0            $0           $0             $0            $0             $0
   48          88   $900       $128,036             $0            $0           $0             $0            $0             $0
   49          89   $900       $134,077             $0            $0           $0             $0            $0             $0
   50          90   $900       $140,360             $0            $0           $0             $0            $0             $0
   51          91   $900       $146,893             $0            $0           $0             $0            $0             $0
   52          92   $900       $153,688             $0            $0           $0             $0            $0             $0
   53          93   $900       $160,755             $0            $0           $0             $0            $0             $0
   54          94   $900       $168,105             $0            $0           $0             $0            $0             $0
   55          95   $900       $175,749             $0            $0           $0             $0            $0             $0
   56          96   $900       $183,698             $0            $0           $0             $0            $0             $0
   57          97   $900       $191,965             $0            $0           $0             $0            $0             $0
   58          98   $900       $200,563             $0            $0           $0             $0            $0             $0
   59          99   $900       $209,505             $0            $0           $0             $0            $0             $0
   60         100   $900       $218,805             $0            $0           $0             $0            $0             $0


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                           ILLUSTRATION #2

                                                             VIACOM INC.
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
              ASSUME TOTAL MONTHLY CONTRIBUTION OF $75.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                               THIS ILLUSTRATION USES CURRENT CHARGES.

                                                      Cash Surrender Value (1)                Death Benefits (1)
                                              --------------------------------------- ----------------------------------------
                                              Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                                                 Annual Investment Return of               Annual Investment Return of
  End of            Annual       Premiums     --------------------------------------- ----------------------------------------
Certificate         Premium    Accumulated     0.0% Gross    4.5% Gross   9.0% Gross   0.0% Gross   4.5% Gross     9.0% Gross
   Year      Age    Outlay    at 4% per year  (-1.18% Net)  (3.32% Net)  (7.82% Net)  (-1.18% Net) (3.32% Net)     (7.82% Net)
-----------  ---    -------   --------------  ------------  -----------  -----------  ------------ ------------    -----------
   1          41      $900          $919           $718           $736         $753      $100,718      $100,736        $100,753
   2          42      $900        $1,876         $1,428         $1,496       $1,565      $101,428      $101,496        $101,565
   3          43      $900        $2,870         $2,129         $2,281       $2,440      $102,129      $102,281        $102,440
   4          44      $900        $3,904         $2,822         $3,093       $3,384      $102,822      $103,093        $103,384
   5          45      $900        $4,980         $3,507         $3,931       $4,402      $103,507      $103,931        $104,402
   6          46      $900        $6,098         $4,109         $4,720       $5,421      $104,109      $104,720        $105,421
   7          47      $900        $7,262         $4,704         $5,536       $6,519      $104,704      $105,536        $106,519
   8          48      $900        $8,471         $5,291         $6,379       $7,703      $105,291      $106,379        $107,703
   9          49      $900        $9,730         $5,872         $7,250       $8,980      $105,872      $107,250        $108,980
  10          50      $900       $11,038         $6,446         $8,150      $10,357      $106,446      $108,150        $110,357
  15          55      $900       $18,409         $8,606        $12,432      $18,269      $108,606      $112,432        $118,269
  20          60      $900       $27,377         $9,562        $16,265      $28,442      $109,562      $116,265        $128,442
  25          65      $900       $38,289         $9,578        $19,787      $42,156      $109,578      $119,787        $142,156
  30          70      $900       $51,564         $8,566        $22,781      $60,849      $108,566      $122,781        $160,849
  35          75      $900       $67,715             $0 (2)    $11,527      $71,537            $0 (2)  $111,527        $171,537
  40          80      $900       $87,365             $0             $0 (2)  $71,922            $0            $0 (2)    $171,922
  45          85      $900      $111,272             $0             $0      $48,268            $0            $0        $148,268
  46          86      $900      $116,643             $0             $0      $36,869            $0            $0        $136,869
  47          87      $900      $122,228             $0             $0      $24,578            $0            $0        $124,578
  48          88      $900      $128,036             $0             $0      $11,326            $0            $0        $111,326
  49          89      $900      $134,077             $0             $0           $0 (2)        $0            $0              $0 (2)
  50          90      $900      $140,360             $0             $0           $0            $0            $0              $0
  51          91      $900      $146,893             $0             $0           $0            $0            $0              $0
  52          92      $900      $153,688             $0             $0           $0            $0            $0              $0
  53          93      $900      $160,755             $0             $0           $0            $0            $0              $0
  54          94      $900      $168,105             $0             $0           $0            $0            $0              $0
  55          95      $900      $175,749             $0             $0           $0            $0            $0              $0
  56          96      $900      $183,698             $0             $0           $0            $0            $0              $0
  57          97      $900      $191,965             $0             $0           $0            $0            $0              $0
  58          98      $900      $200,563             $0             $0           $0            $0            $0              $0
  59          99      $900      $209,505             $0             $0           $0            $0            $0              $0
  60         100      $900      $218,805             $0             $0           $0            $0            $0              $0


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

WHEN ARE MONTHLY CHARGES DEDUCTED?

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS BY AUTOMATIC PAYROLL DEDUCTION THROUGH VIACOM, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Viacom forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the Viacom Group Contract, including:

o    the free-look period

o    transfers between investment options

o    dollar cost averaging

o    more details on how loans work

o    how you can change future premium allocations among investment options

o    how paid-up coverage may be available

o    how your insurance could end (known as "lapsing")

o    reinstatement of your coverage

o    contestability rules

o    tax treatment of Certificate benefits

o    definitions of special terms

o    the Death Benefit

o    withdrawals

Please refer to the prospectus for information on these and other features of the VIACOM Group Contract.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Money Market Portfolio.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.


                                       16